Summary of principal accounting policies - Assets and liabilities measured at fair value on recurring basis (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Summary of principal accounting policies
Short-term investments	¥ 2,541,889	$ 358,018	¥ 2,091,198
Derivative liabilities	0		2,592
Recurring | Level 2
Summary of principal accounting policies
Short-term investments	2,541,889		2,091,198
Derivative liabilities	¥ 0		¥ (2,592)